                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 23, 1999


                        FIRST PLACE FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          New Mexico                    0-25956             85-0317365
-------------------------------       ------------       -------------------
(State or other jurisdiction of       (Commission         (I.R.S Employer
incorporation or organization)        file number)       Identification No.)



       100 East Broadway, Farmington, New Mexico               87401
       ---------------------------------------------------------------
       Address of principal executive offices                 Zip Code



Registrant's telephone number, including area code:  (505) 324-9500

ITEM 5.  OTHER EVENTS

         News release dated July 23, 1999, announcing second quarter 1999 earnings and quarterly dividend.

         Shareholder letter dated August 2, 1999, announcing second quarter 1999 earnings and quarterly dividend.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

         99.1 News release dated July 23, 1999.

         99.2 Shareholder letter dated August 2, 1999.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST PLACE FINANCIAL CORPORATION
                                     ---------------------------------------
                                                  (Registrant)


Date: August 2, 1999                   /s/ James D. Rose
     -----------------                 -------------------------------------
                                       President and Chief Operating Officer


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